CONFIDENTIAL

                           LB-UBS COMMERCIAL MORTGAGE
                                 TRUST 2005-C1
                        COMMERCIAL MORTGAGE PASS-THROUGH
                          CERTIFICATES, SERIES 2005-C1

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.58 BILLION

JANUARY 26, 2005

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THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER
AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES
REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES
ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS
SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND
THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933,
THE FINAL OFFERING MEMORANDUM, INCLUDING ANY RISK FACTORS CONTAINED IN ANY SUCH
DOCUMENTS (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT
PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND
ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME
WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS, RISK FACTORS AND OTHER
PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN
REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE
UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES
AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE
AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY
THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE
BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED
BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE
LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT
LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE
UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR
WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE
INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF
PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE
SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION
MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR
WRITTEN CONSENT. THE UNDERWRITERS MAY FROM TIME TO TIME PERFORM INVESTMENT
BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY
NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY
FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY
DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR
VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED
BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS
CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT
THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE
UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY
ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY
INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

THE SECURITIES TO WHICH THESE MATERIALS RELATE (THE "SUBJECT SECURITIES") HAVE
NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES AND EXCHANGE ACT OF
KOREA AND NONE OF THE SUBJECT SECURITIES MAY BE OFFERED OR SOLD, DIRECTLY OR
INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF KOREA OR TO ANY PERSONS FOR THE
REOFFERING OR RESALE, DIRECTLY OR INDIRECTLY, IN KOREA OR TO ANY RESIDENT OF
KOREA, EXCEPT PURSUANT TO APPLICABLE LAWS AND REGULATIONS OF KOREA. NONE OF
LEHMAN BROTHERS INC. OR UBS SECURITIES LLC OR ANY OF THEIR RESPECTIVE AFFILIATES
MAKES ANY REPRESENTATION WITH RESPECT TO THE ELIGIBILITY OF ANY RECIPIENTS OF
THESE MATERIALS OR OF THE SUBJECT SECURITIES TO ACQUIRE THE SUBJECT SECURITIES
UNDER THE LAWS OF KOREA, INCLUDING, WITHOUT LIMITATION, THE FOREIGN EXCHANGE
TRANSACTION REGULATIONS OF KOREA. IN ADDITION, ANY RECIPIENT OR PURCHASER OF THE
SUBJECT SECURITIES REPRESENTS THAT IT IS PURCHASING OR ACQUIRING THE SUBJECT
SECURITIES AS PRINCIPAL FOR ITS OWN ACCOUNT. FOR A PERIOD OF ONE YEAR FROM THE
ISSUE DATE OF THE SUBJECT SECURITIES, NEITHER THE HOLDER OF THE SUBJECT
SECURITIES NOR ANY RESIDENT OF KOREA MAY TRANSFER THE SUBJECT SECURITIES IN
KOREA OR TO ANY RESIDENT OF KOREA UNLESS SUCH TRANSFER INVOLVES ALL OF THE
SUBJECT SECURITIES HELD BY IT. ALSO, FOR A PERIOD OF ONE YEAR FROM THE ISSUE
DATE OF THE SUBJECT SECURITIES, THE FACE AMOUNT OF EACH CERTIFICATE REPRESENTING
THE SUBJECT SECURITIES HELD BY A RESIDENT OF KOREA SHALL NOT BE SUBDIVIDED INTO
MORE THAN ONE SUCH CERTIFICATE REPRESENTING THE SUBJECT SECURITIES. FURTHERMORE,
THE PURCHASER OF THE SUBJECT SECURITIES SHALL COMPLY WITH ALL APPLICABLE
REGULATORY REQUIREMENTS (INCLUDING BUT NOT LIMITED TO REQUIREMENTS UNDER THE
FOREIGN EXCHANGE TRANSACTION LAWS) IN CONNECTION WITH THE PURCHASE OF THE
SUBJECT SECURITIES. FOR THE AVOIDANCE OF DOUBT, IT IS THE SOLE RESPONSIBILITY OF
THE RECIPIENT OR PURCHASER OF THE SUBJECT SECURITIES TO DETERMINE WHETHER SUCH
RECIPIENT OR PURCHASER IS ELIGIBLE FOR THE ACQUISITION OF THE SUBJECT SECURITIES
UNDER APPLICABLE LAWS AND REGULATIONS OF KOREA, AND WHETHER SUCH RECIPIENT OR
PURCHASER WILL HAVE COMPLIED WITH ALL APPLICABLE KOREAN LEGAL AND REGULATORY
REQUIREMENTS IN CONNECTION WITH THE PURCHASE OF THE SUBJECT SECURITIES.
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TABLE OF CONTENTS
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I.   Transaction Highlights

II.  Structural Highlights

III. Collateral Pool Highlights

IV.  Significant Mortgage Loans

V.   Summary Points

VI.  Investor Reporting

VII. Timeline

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                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
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                                                          TRANSACTION HIGHLIGHTS

Initial Mortgage Pool Balance:               Approximately $1.58 billion

Public Certificates:                         Approximately $1.46 billion

Private Certificates(1):                     Approximately $122.3 million

Co-Lead Manager/Sole Book Runner:            Lehman Brothers Inc.

Co-Lead Manager:                             UBS Securities LLC

Rating Agencies:                             Standard & Poor's, a division of
                                             The McGraw-Hill Companies, Inc.
                                             ("S&P"), and Moody's Investors
                                             Service, Inc. ("Moody's")

Trustee:                                     LaSalle Bank National Association

Fiscal Agent:                                ABN AMRO Bank N.V.

Master Servicer:                             Wachovia Bank, National Association

Special Servicer:                            Allied Capital Corporation

---------------------------
1. Not offered hereby.
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Transaction Highlights
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                                                          Transaction Highlights

Cut-Off Date:                                01/11/2005

Determination Date:                          11th day of each month or if such
                                             day is not a business day, then the
                                             following business day

Distribution Date:                           4th business day after the
                                             Determination Date of each month,
                                             commencing in 02/2005

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA
Purposes (Public Certificates):              Classes A-1, A-2, A-3, A-AB, A-4,
                                             A-1A, A-J, B, C, D and E

SMMEA Eligible:                              Classes A-1, A-2, A-3, A-AB, A-4,
                                             A-1A, A-J, B, C and D

DTC (Public Certificates):                   Classes A-1, A-2, A-3, A-AB, A-4,
                                             A-1A, A-J, B, C, D and E

Bloomberg:                                   Cash flows will be modeled on
                                             Bloomberg

Denominations:                                                         Class                                  Minimum Denomination(1)
                                             ----------------------------------------------------------       ----------------------
                                             Classes A-1, A-2, A-3, A-AB, A-4, A-1A, A-J, B, C, D and E               $10,000

Lehman Brothers CMBS Index:                  All classes will be included in the
                                             Lehman Brothers CMBS Index

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1. Increments of $1 thereafter.
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                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES

         ---------------------------           ----------------------------
                LOAN GROUP 1                           LOAN GROUP 2
         Approximately $1.39 billion           Approximately $186.8 million
              Commercial Loans(1)                  Multifamily Loans(2)
         ---------------------------           ----------------------------

                    100%                                   100%

               -----------------------------------------------------
                    Class A-1(3)
               ---------------------
                    Class A-2(3)
               ---------------------
                    Class A-3(3)                 Class A-1A(4)
               ---------------------
                   Class A-AB(3)
               ---------------------
                    Class A-4(3)
               -----------------------------------------------------
                                    Class A-J
               -----------------------------------------------------
                                     Class B
               -----------------------------------------------------
                                     Class C
               -----------------------------------------------------
                                     Class D
               -----------------------------------------------------
                                     Class E
               -----------------------------------------------------

---------------------------
1.   Includes the FEL-WRL Properties II LLC - 1461 Burlingame, LSL Property
     Holdings II LLC, and Jacques Mobile Home Park loans.
2.   Excludes the FEL-WRL Properties II LLC - 1461 Burlingame, LSL Property
     Holdings II LLC, and Jacques Mobile Home Park loans.
3.   100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3, A-AB and A-4 certificates prior to being applied to making any distributions of principal to the A-1A certificates, unless and until Classes A-J through S have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class
     A-4 and Class A-1A will be pro rata.
4.   100% of all scheduled and unscheduled payments received with respect to the
     Mortgage Loans constituting Loan Group 2 will be applied to make distributions to the A-1A certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3, A-AB and A-4 certificates, unless and until Classes A-J through S have all been reduced to zero, in which case Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4 and Class
     A-1A will be pro rata.
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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

BOND STRUCTURE

o    Sequential pay structure(1)
o    Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)
o    Credit enhancement for each class will be provided by the more subordinate classes
o    Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class S)(2)

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                                     Ratings                          Pass-Through Rate    Wtd. Avg. Life
  Class       Face Amount ($)     (S&P/Moody's)   Credit Support         Description          (years)(3)       Principal Window(3)
------------------------------------------------------------------------------------------------------------------------------------

 A-1(4)          $55,000,000         AAA/Aaa          20.000%          Fixed Rate                2.78           02/2005 - 12/2009
------------------------------------------------------------------------------------------------------------------------------------
 A-2(4)         $234,000,000         AAA/Aaa          20.000%          Fixed Rate                5.03           12/2009 - 05/2010
------------------------------------------------------------------------------------------------------------------------------------
 A-3(4)         $162,000,000         AAA/Aaa          20.000%          Fixed Rate                6.87           11/2011 - 01/2012
------------------------------------------------------------------------------------------------------------------------------------
 A-AB(4)         $58,000,000         AAA/Aaa          20.000%          Fixed Rate(5)             7.27           05/2010 - 04/2014
------------------------------------------------------------------------------------------------------------------------------------
 A-4(4)         $566,962,000         AAA/Aaa          20.000%          Fixed Rate(5)             9.68           04/2014 - 12/2014
------------------------------------------------------------------------------------------------------------------------------------
 A-1A(4)        $186,798,000         AAA/Aaa          20.000%          Fixed Rate(5)             7.07           02/2005 - 01/2015
------------------------------------------------------------------------------------------------------------------------------------
 A-J(4)         $106,546,000         AAA/Aaa          13.250%          Fixed Rate(5)             9.93           01/2015 - 01/2015
------------------------------------------------------------------------------------------------------------------------------------
    B(4)         $13,811,000         AA+/Aa1          12.375%          Fixed Rate(5)             9.93           01/2015 - 01/2015
------------------------------------------------------------------------------------------------------------------------------------
    C(4)         $27,623,000          AA/Aa2          10.625%          Fixed Rate(5)             9.93           01/2015 - 01/2015
------------------------------------------------------------------------------------------------------------------------------------
    D(4)         $19,731,000         AA-/Aa3           9.375%          Fixed Rate(5)             9.93           01/2015 - 01/2015
------------------------------------------------------------------------------------------------------------------------------------
    E(4)         $25,650,000           A/A2            7.750%          Fixed Rate(5)             9.93           01/2015 - 01/2015
------------------------------------------------------------------------------------------------------------------------------------
  X-CL        $1,578,451,178(7)      AAA/Aaa             N/A           Variable IO(8)            8.23(9)      02/2005 - 03/2020 (10)
------------------------------------------------------------------------------------------------------------------------------------
  X-CP        $1,469,894,000(7)      AAA/Aaa             N/A           Variable IO(8)            5.42(9)      01/2006 - 01/2012 (10)
------------------------------------------------------------------------------------------------------------------------------------
    F            $15,784,000          A-/A3            6.750%          Fixed Rate(5)             9.99           01/2015 - 02/2015
------------------------------------------------------------------------------------------------------------------------------------
    G            $17,758,000        BBB+/Baa1          5.625%              WAC(6)               10.01           02/2015 - 02/2015
------------------------------------------------------------------------------------------------------------------------------------
    H            $17,757,000         BBB/Baa2          4.500%              WAC(6)               10.01           02/2015 - 02/2015
------------------------------------------------------------------------------------------------------------------------------------
    J            $21,704,000        BBB-/Baa3          3.125%              WAC(6)               10.05           02/2015 - 05/2015
------------------------------------------------------------------------------------------------------------------------------------
    K             $7,892,000         BB+/Ba1           2.625%          Fixed Rate(5)            10.34           05/2015 - 12/2015
------------------------------------------------------------------------------------------------------------------------------------
    L             $7,893,000          BB/Ba2           2.125%          Fixed Rate(5)            12.02           12/2015 - 03/2018
------------------------------------------------------------------------------------------------------------------------------------
    M             $1,973,000         BB-/Ba3           2.000%          Fixed Rate(5)            13.37           03/2018 - 09/2018
------------------------------------------------------------------------------------------------------------------------------------
    N             $5,919,000          B+/NR            1.625%          Fixed Rate(5)            14.33           09/2018 - 11/2019
------------------------------------------------------------------------------------------------------------------------------------
    P             $3,946,000           B/NR            1.375%          Fixed Rate(5)            14.76           11/2019 - 11/2019
------------------------------------------------------------------------------------------------------------------------------------
    Q             $3,946,000          B-/NR            1.125%          Fixed Rate(5)            14.76           11/2019 - 11/2019
------------------------------------------------------------------------------------------------------------------------------------
    S            $17,758,178          NR/NR              N/A           Fixed Rate(5)            14.76           11/2019 - 03/2020
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Except that Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class
     A-1A, Class X-CL and Class X-CP receive interest on a pro-rata basis.
     Principal distributions from Loan Group 1 will be made as follows: to Class
     A-AB until Class A-AB is reduced to the Class A-AB Planned Principal
     Balance; Class A-1; Class A-2; Class A-3; Class A-AB; and Class A-4.
     Principal distributions from Loan Group 2 will be made solely to Class
     A-1A. To the extent that the total principal balance of the Class A-J through Class S is reduced to zero, then Class A-1, Class A-2, Class A-3,
     Class A-AB, Class A-4 and Class A-1A receive principal on a pro-rata basis.
2.   Except that Class A-J bears losses after Class B and before Class A-1,
     Class A-2, Class A-3, Class A-AB, Class A-4 and Class A-1A (which six classes bear losses on a pro-rata basis).
3.   Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
4.   Certificates offered as part of the public offering.
5.   For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
6.   The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans ("WAC") or, in some cases, the WAC minus a specified percentage.
7.   Represents the notional amount.
8.   The Class X-CL and X-CP certificates accrue interest on their respective notional amounts at the weighted average of certain strip rates.
9.   Represents the weighted average life of each dollar reduction in notional amount.
10.  Represents period over which the notional amount will be reduced to zero.
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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

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                                                                                              STATISTICAL DATA(1)
------------------------------------------------------------------------------------------------------------------

Loans with Initial Lock-Out & Defeasance Thereafter                                                  90.1%(2)(5)
------------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter                                            8.4%(2)(5)
------------------------------------------------------------------------------------------------------------------
Loans with Initial Lock-Out followed by Yield Maintenance & Fixed Penalty Thereafter                  0.8%(2)
------------------------------------------------------------------------------------------------------------------
Loans Currently in Their Defeasance Period                                                            0.7%(2)(4)
------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                                                               94.6 months(3)
------------------------------------------------------------------------------------------------------------------
Weighted Average Open Period                                                                       2.9 months
------------------------------------------------------------------------------------------------------------------

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                                                                                PERCENT OF INITIAL MORTGAGE POOL
  OPEN PREPAYMENT PERIOD AT END OF LOAN           NUMBER OF LOANS                         BALANCE(1)
------------------------------------------------------------------------------------------------------------------

                  None                                   30                                  12.1%
------------------------------------------------------------------------------------------------------------------
                 1 Month                                 13                                   7.5%
------------------------------------------------------------------------------------------------------------------
                2 Months                                  6                                   2.8%
------------------------------------------------------------------------------------------------------------------
                3 Months                                 37                                  68.2%
------------------------------------------------------------------------------------------------------------------
                4 Months                                  1                                   0.5%
------------------------------------------------------------------------------------------------------------------
                6 Months                                  2                                   6.8%
------------------------------------------------------------------------------------------------------------------
                12 Months                                 5                                   2.1%
------------------------------------------------------------------------------------------------------------------
                 TOTAL:                                  94                                 100.0%
------------------------------------------------------------------------------------------------------------------

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1.   As of the Cut-Off Date.
2.   Percent of initial mortgage pool balance.
3.   Weighted Average Remaining Lock-Out represents loans within their Remaining
     Lock-Out or Lock-Out/Defeasance Periods. However, with respect to the
     Macquarie DDR Portfolio Mortgage Loan, the Weighted Average Remaining
     Lock-Out reflects the remaining Lock-Out Period only.
4.   Four loans, representing 0.7% of the initial mortgage pool balance, are currently in their defeasance periods. If any of these loans defease prior to two years after the securitization, such loans will be repurchased out of the Trust. The repurchase price shall include the amount, if any, by which the proceeds from the defeasance deposits exceed the principal balance of the loan together with accrued interest and costs.
5.   With respect to the Macquarie DDR Portfolio Mortgage Loan, the mortgage loan is locked out for 13 months, followed by a period of 12 months during which up to 50% of the original principal balance of the mortgage loan may be prepaid with yield maintenance, followed by a period of 53 months during which, at the borrower's election, the mortgage loan may be defeased in whole or in part, and/or prepaid in an amount up to 50% of the original principal balance of the mortgage loan (in the aggregate when combined with any prior amount prepaid) with yield maintenance. Such mortgage loan is considered a Loan with Initial Lock-Out and Yield Maintenance Thereafter.
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STRUCTURAL HIGHLIGHTS
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                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUM(1)

-------------------------------------------------------------------------------------------------------------------------
 PREPAYMENT PREMIUM   01/2005  01/2006  01/2007  01/2008  01/2009  01/2010  01/2011  01/2012  01/2013  01/2014  01/2015
-------------------------------------------------------------------------------------------------------------------------

LOCK-OUT/DEF.(2)(3)     100.0%   100.0%    94.9%    93.8%    93.4%    90.5%    92.7%    95.6%    95.9%    84.2%    19.7%
-------------------------------------------------------------------------------------------------------------------------
  YIELD MAINT. (3)      -        -          5.1%     6.2%     5.8%     6.6%     7.3%     4.4%     4.1%     4.1%    25.5%
-------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL          100.0%   100.0%   100.0%   100.0%    99.2%    97.1%   100.0%   100.0%   100.0%    88.3%    45.2%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

     >=5.0%               -        -        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------
        4.0%              -        -        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------
        3.0%              -        -        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------
        2.0%              -        -        -        -        -        -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------
        1.0%              -        -        -        -        0.8%     -        -        -        -        -        -
-------------------------------------------------------------------------------------------------------------------------
        OPEN              -        -        -        -        -        2.9%     -        -        -       11.7%    54.8%
-------------------------------------------------------------------------------------------------------------------------
       TOTAL            100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%
-------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates. The table was generated based on the modeling assumptions in the Prospectus Supplement.
2.   Four loans, representing 0.7% of the initial mortgage pool balance, are currently in their defeasance periods. If any of these loans defease prior to two years after the securitization, such loans will be repurchased out of the Trust. The repurchase price shall include the amount, if any, by which the proceeds from the defeasance deposits exceed the principal balance of the loan together with accrued interest and costs.
3.   Assumes that with respect to the DDR Portfolio Mortgage Loan, 50% of the original principal balance of the mortgage loan may be prepaid with yield maintenance, following the initial lockout period and the remainder of the principal balance of the mortgage loan may be defeased in month 26.
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                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

POOL COMPOSITION

o    The pool includes five mortgage loans (representing 27.0% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade
     (the "Investment Grade Loans").

o    All of the Investment Grade Loans are whole loans.

o    Summary of the pool composition is as follows:

----------------------------------------------------------------------------------------------------------
                                                     TOTAL PRINCIPAL BALANCE AS OF       PERCENT OF TOTAL
                                  NUMBER OF LOANS             CUT-OFF DATE                MORTGAGE POOL
----------------------------------------------------------------------------------------------------------

Investment Grade Loans                    5                       $426,800,000                 27.0%
----------------------------------------------------------------------------------------------------------
Conduit Loans                            89                     $1,151,651,179                 73.0%
----------------------------------------------------------------------------------------------------------
TOTAL:                                   94                     $1,578,451,179                100.0%
----------------------------------------------------------------------------------------------------------

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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o    Sponsors of properties securing loans in the LB-UBS 2005-C1 transaction include the following:

     -    Tishman Speyer Properties
     -    Wells Real Estate Investment Trust II, Inc.
     -    Broadway Real Estate Partners, LLC
     -    U-Store-It Trust (fka The Amsdell Companies)
     -    The Lembi Group
     -    Melvin Heller / Robert Siegel
     -    CBL & Associates Properties, Inc.
     -    Macquarie DDR Trust

o    Conduit Origination Program:

     -    Underwritten NCF on all loans is based on certain underwriting assumptions made by the applicable mortgage loan sellers including those assumptions more specifically set forth in the prospectus supplement and is either verified subject to a variance of 2.5% or, in other cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).
     -    Underwritten DSCR for all loans with partial interest only periods is calculated based on annual debt service payments during the amortization term or in some cases based on an average monthly debt service payment during the amortization term.
     -    Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.
     -    Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.
     -    Substantially all borrowers are single asset entities.
     -    Non-consolidation opinions
          o    Delivered for substantially all loans with principal balances greater than $15 million(1)
     -    Cash management systems affecting approximately 97.2%(2) of the initial mortgage pool balance
          o    Hard lockbox-51.5% of the initial mortgage pool balance(3)
          o    Springing lockbox-42.9% of the initial mortgage pool balance

---------------------------
1.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.
2.   For one loan, which represents 2.8% of the initial mortgage pool balance, the Borrower is required to deposit revenues into a lender-controlled account.
3.   Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the Borrower unless there is the occurrence of certain trigger events and certain multifamily and MHP properties where the property manager, the borrower or other party collects and is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.
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COLLATERAL POOL HIGHLIGHTS
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                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

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ESCROW TYPE(1)                            PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Tax Reserves(3)                                             88.1%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                       82.2%
--------------------------------------------------------------------------------
Replacement Reserves                                        98.7%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                        88.1%
--------------------------------------------------------------------------------
TI & LC (Office)                                           100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                            95.4%
--------------------------------------------------------------------------------

---------------------------
1.   Escrows are generally in the form of either up-front reserves, periodic cash deposits, letters of credit or guarantees from Sponsor.
2.   As of the Cut-Off Date; excludes the Investment Grade Loans.
3.   In some instances where there are no actual tax escrows, certain investment grade tenants are permitted to pay taxes directly and are deemed to have escrows in the table above.
4.   In some instances where there are no actual insurance escrows, certain investment grade tenants are permitted to maintain insurance or self-insure and are deemed to have escrows in the table above.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                        GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
----------------------------------------------------------------------------------------------------------------------------------

Size of Pool                                                                                                        $1,578,451,179
----------------------------------------------------------------------------------------------------------------------------------
Contributors of Collateral(1)                                                                                        Lehman: 57.7%
                                                                                                                        UBS: 42.3%
----------------------------------------------------------------------------------------------------------------------------------
Number of Loans                                                                                                                 94
----------------------------------------------------------------------------------------------------------------------------------
Number of Properties                                                                                                           134
----------------------------------------------------------------------------------------------------------------------------------
Single Tenant Properties(2)                                                                                                   6.8%
----------------------------------------------------------------------------------------------------------------------------------
Percent Investment Grade Loans                                                                                               27.0%
----------------------------------------------------------------------------------------------------------------------------------
Gross Weighted Average Coupon                                                                                               5.541%
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(3)                                                                           106 months
----------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(3)                                                                          105 months
----------------------------------------------------------------------------------------------------------------------------------
Average Loan Balance                                                                                                   $16,792,034
----------------------------------------------------------------------------------------------------------------------------------
Average Property Balance                                                                                               $11,779,486
----------------------------------------------------------------------------------------------------------------------------------
Average Conduit Loan Balance (excluding the Investment Grade Loans)                                                    $12,939,901
----------------------------------------------------------------------------------------------------------------------------------
Average Conduit Property Balance (excluding the Investment Grade Loans)                                                 $9,140,089
----------------------------------------------------------------------------------------------------------------------------------
Largest Loan                                                                                                          $160,000,000
----------------------------------------------------------------------------------------------------------------------------------
WA U/W DSCR                                                                             Aggregate Pool: 1.54x; Conduit Only: 1.38x
----------------------------------------------------------------------------------------------------------------------------------
WA LTV at Cut-Off Date                                                                  Aggregate Pool: 69.9%; Conduit Only: 73.2%
----------------------------------------------------------------------------------------------------------------------------------
WA LTV at Maturity/ARD(3)(4)                                                            Aggregate Pool: 62.7%; Conduit Only: 65.6%
----------------------------------------------------------------------------------------------------------------------------------
Geographic Diversity                                                                                                     26 States
----------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Including loans co-originated by the loan sellers.
2.   In the case of fifteen mortgaged properties, securing 6.8% of the initial mortgage pool balance, the related borrower has leased the property to one tenant that occupies 90% or more of the particular property.
3.   Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.
4.   Includes fully amortizing loans.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       10

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

                                  [MAP OMITTED]

UTAH              ILLINOIS         MINNESOTA       INDIANA
1 property        1 property       1 property      1 property
$39,000,000       $3,150,000       $1,995,595      $1,150,000
2.5% of total     0.2% of total    0.1% of total   0.1% of total

MICHIGAN          PENNSYLVANIA     OHIO            NEW YORK
6 properties      6 properties     6 properties    8 properties
$23,395,281       $75,433,750      $19,393,758     $257,578,954
1.5% of total     4.8% of total    1.2% of total   16.3% of total

MASSACHUSETTS     NEW JERSEY       MARYLAND        WEST VIRGINIA
2 properties      1 property       3 properties    2 properties
$12,688,000       $2,699,000       $56,994,440     $3,139,773
0.8% of total     0.2% of total    3.6% of total   0.2% of total

KENTUCKY          VIRGINIA         SOUTH CAROLINA  NORTH CAROLINA
1 property        4 properties     1 property      6 properties
$1,287,955        $22,173,287      $21,560,111     $15,738,000
0.1% of total     1.4% of total    1.4% of total   1.0% of total

GEORGIA           FLORIDA          ALABAMA         TENNESSEE
5 properties      16 properties    2 properties    2 properties
$54,305,163       $158,542,754     $5,028,837      $8,500,000
3.4% of total     10.0% of total   0.3% of total   0.5% of total

LOUISIANA         TEXAS            OKLAHOMA        COLORADO
1 property        22 properties    2 properties    4 properties
$6,107,200        $278,529,011     $7,293,193      $49,567,118
0.4% of total     17.6% of total   0.5% of total   3.1% of total

HAWAII            CALIFORNIA
1 property        29 properties
$130,000,000      $323,200,000
8.2% of total     20.5% of total

                              [PIE CHART OMITTED]

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                     Retail                          37.2%
                     Office                          31.9%
                     Multifamily(1)                  14.8%
                     Self Storage                     6.5%
                     Hotel                            6.1%
                     Industrial/Warehouse             3.5%

(1)  Multifamily component includes MHP properties representing 0.2% of the aggregate pool.

[ ] > 10.0%                               [ ] > 5.0 - 10.0%
    of Initial Pool Balance                   of Initial Pool Balance

[ ] > 1.0 - 5.0%                          [ ] <= 1.0%
    of Initial Pool Balance                   of Initial Pool Balance

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       11

CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                   NO.          CUT-OFF DATE
                                OF LOANS        BALANCE ($)           % OF POOL
--------------------------------------------------------------------------------
1 - 2,000,000                      13            21,321,446              1.4
2,000,001 - 4,000,000              22            68,548,736              4.3
4,000,001 - 6,000,000              14            67,311,135              4.3
6,000,001 - 8,000,000               7            46,936,934              3.0
8,000,001 - 10,000,000              6            51,200,000              3.2
10,000,001 - 20,000,000            13           196,525,416             12.5
20,000,001 - 30,000,000             4           102,724,409              6.5
30,000,001 - 40,000,000             5           189,500,000             12.0
40,000,001 - 50,000,000             4           181,283,103             11.5
70,000,001 - 80,000,000             1            74,700,000              4.7
80,000,001 - 90,000,000             2           175,000,000             11.1
100,000,001 - 150,000,000           2           243,400,000             15.4
150,000,001 >=                      1           160,000,000             10.1
--------------------------------------------------------------------------------
TOTAL:                             94         1,578,451,179            100.0
--------------------------------------------------------------------------------
Min:                          1,150,000
Max:                        160,000,000
Average:                     16,792,034
--------------------------------------------------------------------------------

STATE (1)
--------------------------------------------------------------------------------
                                 NO.             CUT-OFF DATE
                            OF PROPERTIES        BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
CA                               29               323,200,000           20.5
TX                               22               278,529,011           17.6
NY                                8               257,578,954           16.3
FL                               16               158,542,754           10.0
HI                                1               130,000,000            8.2
PA                                6                75,433,750            4.8
MD                                3                56,994,440            3.6
GA                                5                54,305,163            3.4
CO                                4                49,567,118            3.1
UT                                1                39,000,000            2.5
Other (2)                        39               155,299,989            9.8
--------------------------------------------------------------------------------
TOTAL:                          134             1,578,451,179          100.0
--------------------------------------------------------------------------------

PROPERTY TYPE (1)
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                            OF PROPERTIES         BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
Retail                            50              586,482,001             37.2
Anchored Retail                   32              410,247,586             26.0
Regional Mall                      1              113,400,000              7.2
Unanchored Retail                 14               57,667,306              3.7
Other Retail (6)                   3                5,167,109              0.3
Office                            18              503,575,281             31.9
Multifamily (3)                   30              232,898,997             14.8
Self Storage                      22              103,000,000              6.5
Hotel                              5               96,633,103              6.1
Industrial/Warehouse               9               55,861,796              3.5
TOTAL:                           134            1,578,451,179            100.0
--------------------------------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                               OF LOANS            BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
4.501 - 4.750                     1                 46,400,000            2.9
4.751 - 5.000                     2                123,500,000            7.8
5.001 - 5.250                     7                283,022,326           17.9
5.251 - 5.500                    23                281,502,497           17.8
5.501 - 5.750                    27                237,943,153           15.1
5.751 - 6.000                    15                291,646,944           18.5
6.001 - 6.250                    11                286,846,200           18.2
6.251 - 6.500                     2                  3,100,000            0.2
6.501 - 6.750                     2                  7,987,955            0.5
6.751 >=                          4                 16,502,104            1.0
--------------------------------------------------------------------------------
TOTAL:                           94              1,578,451,179          100.0
--------------------------------------------------------------------------------
Min:                           4.618
Max:                           7.680
Weighted Average:              5.541
--------------------------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MONTHS)
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                               OF LOANS            BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
49 - 60                           11              187,222,326            11.9
61 - 84                           11              323,825,042            20.5
85 - 120                          52              912,065,212            57.8
121 >=                            20              155,338,599             9.8
--------------------------------------------------------------------------------
TOTAL:                            94            1,578,451,179           100.0
--------------------------------------------------------------------------------
Min:                              60
Max:                             265
Weighted Average:                106
--------------------------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MONTHS)
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                               OF LOANS            BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
37 - 60                           11              187,222,326            11.9
61 - 84                           11              323,825,042            20.5
85 - 120                          52              912,065,212            57.8
121 >=                            20              155,338,599             9.8
--------------------------------------------------------------------------------
TOTAL:                            94            1,578,451,179           100.0
--------------------------------------------------------------------------------
Min:                              58
Max:                             182
Weighted Average:                105
--------------------------------------------------------------------------------

AMORTIZATION TYPES
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                               OF LOANS            BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
Amortizing Balloon(4)              71            905,749,780             57.4
Interest Only                      14            612,300,000             38.8
Fully Amortizing                    5             33,790,058              2.1
Hyperamortizing(4)(5)               4             26,611,340              1.7
--------------------------------------------------------------------------------
TOTAL:                             94          1,578,451,179            100.0
--------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                               OF LOANS            BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
>= 50.0                            1               1,995,595              0.1
50.1 - 55.0                        2               9,270,000              0.6
55.1 - 60.0                        6             343,783,103             21.8
60.1 - 65.0                        3              22,300,000              1.4
65.1 - 70.0                       14             345,856,297             21.9
70.1 - 75.0 (8)                   19             361,295,995             22.9
75.1 - 80.0                       42             412,472,852             26.1
80.1 >= (8)                        7              81,477,337              5.2
--------------------------------------------------------------------------------
TOTAL:                            94           1,578,451,179            100.0
--------------------------------------------------------------------------------
Min:                             49.9
Max:                             95.4
Weighted Average:                69.9
--------------------------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                               OF LOANS            BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
0.0 - 5.00 (7)                    5                33,790,058            2.1
35.01 - 40.00                     1                 6,000,000            0.4
40.01 - 45.00                     5                15,706,935            1.0
45.01 - 50.00                     6                61,550,000            3.9
50.01 - 55.00                     3               209,033,103           13.2
55.01 - 60.00                    14               230,594,578           14.6
60.01 - 65.00                    13               171,740,436           10.9
65.01 - 70.00                    27               393,056,845           24.9
70.01 - 75.00                     9               277,279,223           17.6
75.01 - 80.00                     8               152,350,000            9.7
80.01 - 85.00                     1                 8,900,000            0.6
85.01 >=                          2                18,450,000            1.2
--------------------------------------------------------------------------------
TOTAL:                           94             1,578,451,179          100.0
--------------------------------------------------------------------------------
Min:                             0.0
Max:                            92.5
Weighted Average:               62.7
--------------------------------------------------------------------------------

DEBT SERVICE COVERAGE RATIO (X)
--------------------------------------------------------------------------------
                                  NO.             CUT-OFF DATE
                               OF LOANS            BALANCE ($)         % OF POOL
--------------------------------------------------------------------------------
1.00 - 1.19 (7)                   8                93,440,058            5.9
1.20 - 1.29                      25               281,419,345           17.8
1.30 - 1.39                      25               496,934,454           31.5
1.40 - 1.49                      16               168,727,419           10.7
1.50 - 1.59                       6               138,452,499            8.8
1.60 - 1.79                      10               151,727,404            9.6
1.90 >=                           4               247,750,000           15.7
--------------------------------------------------------------------------------
TOTAL:                           94             1,578,451,179          100.0
--------------------------------------------------------------------------------
Min:                            1.00
Max:                            3.03
Weighted Average:               1.54
--------------------------------------------------------------------------------

---------------------------
1.   Percentages based on allocated loan amount per property.
2.   No other state represents more than 2.5% of the initial mortgage pool balance.
3.   Multifamily component includes MHP properties representing 0.2% of the aggregate pool.
4.   Includes 33.2% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the maturity date. Of these loans 88.9% have three years or less of interest only payments and 30.5% are investment grade loans.
5.   Includes 1.5% of mortgage loans that provide for payments of interest only for a specified number of periods, followed by payments of principal and interest up to the anticipated repayment date.
6.   Includes three fully amortizing Rite Aid loans.
7.   Includes four fully amortizing Rite Aid loans.
8.   Includes two fully amortizing Rite Aid loans.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       12

--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                INVESTMENT GRADE LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                        CUT-OFF DATE    PERCENT OF INITIAL
NAME                                   PROPERTY TYPE      BALANCE      MORTGAGE POOL BALANCE  U/W DSCR(1)   LTV(2)    S&P/Moody's(3)
------------------------------------------------------------------------------------------------------------------------------------

11 West 42nd Street                       Office         $160,000,000           10.1%             1.35x      57.1%       BBB/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Mall Del Norte                         Regional Mall      113,400,000            7.2              2.21       65.2       BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Macquarie DDR Portfolio               Anchored Retail      85,000,000            5.4              2.46       59.1       BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
IBM Gaithersburg                          Office           46,400,000            2.9              3.03       56.6         A+/A1
------------------------------------------------------------------------------------------------------------------------------------
United States District Courthouse         Office           22,000,000            1.4              1.07       84.0        AAA/Aaa
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                      -           $426,800,000           27.0%             1.97x      61.0%          -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Calculated based on underwritten net cashflow and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related appraised value.
3.   S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       13

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

11 WEST 42ND STREET

Shadow Rating(1):              BBB/Baa3

Purpose:                       Refinance

Cut-Off Date Balance:          $160,000,000

Loan Per Square Foot:          $182

Interest Rate:                 6.020%

Maturity Date:                 11/11/2014

Term to Maturity:              10 years

Amortization(2):               30 years

Sponsor:                       Tishman Speyer Properties, L.P., Larry A.
                               Silverstein and the Estate of Bernard Mendick

Property:                      32-story office building with 877,138 square feet
                               of net rentable area

Property Manager:              Tishman Speyer Properties, L.P.

Location:                      New York, NY

Year Built:                    1927; renovated 1978-2000

Occupancy:                     89.6% (as of 9/30/2004)

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB/Baa3 cashflows to the LB-UBS
     2005-C1 Trust.
2.   Interest only during first three years.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       14

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

11 WEST 42ND STREET (CONT.)

                                                                           Approx. % of                                  Ratings
Major Tenants(1):   Tenant                                 Square Feet       Base Rent   Rent PSF(2)  Lease End Date  S&P/Moody's(3)
                    ------                                 -----------       ---------   -----------  --------------  --------------

                    Empire Healthchoice                         106,965        14.0%        $33.94      12/31/2015         A/NR
                    VNU Marketing Information, Inc.             101,720(4)     13.3%        $34.02      1/31/2006(5)      BBB/Baa1
                    Martha Stewart Living OmniMedia, Inc.        92,649        11.1%        $31.11      4/30/2010(6)        NR
                    New York University                         102,214         8.8%        $22.32      9/15/2006(7)        NR
                    Michael Kors (USA), Inc.                     60,219         7.9%        $33.95     11/30/2013(8)        NR

                                                                            Cumulative     Approximate      As % of     Cumulative %
                                      Approximate Expiring  As % of Total   % of Total    Expiring Base   Total Base     of Total
Rollover Schedule:       Year             Square Feet        Square Feet    Square Feet    Revenues(9)   Revenues (9)  Base Revenues
                         ----             -----------        -----------    -----------    -----------   ------------  -------------

                         2005                  668               0.1%           0.1%          $23,624         0.1%           0.1%
                         2006              194,078              22.1           22.2%        5,321,603        20.5           20.6%
                         2007                7,433               0.8           23.0%          293,241         1.1           21.7%
                         2008               37,976               4.3           27.4%        1,615,966         6.2           27.9%
                         2009                9,777               1.1           28.5%          569,044         2.2           30.1%
                         2010              158,171              18.0           46.5%        4,241,487        16.3           46.5%
                         2011               93,389              10.6           57.2%        3,563,195        13.7           60.2%
                         2012               52,516               6.0           63.2%        1,964,766         7.6           67.8%
                         2013               59,898               6.8           70.0%        2,036,532         7.8           75.6%
                         2014               16,341               1.9           71.9%          637,092         2.5           78.0%
                    2015 and beyond        156,029              17.8           89.6%        5,699,591        22.0          100.0%
                        Vacant              90,862              10.4          100.0%             -             -             -
                    ---------------        -------             ------         -----       -----------       ------         ------
                         Total             877,138             100.0%                     $25,966,141       100.0%

---------------------------
1.   Ranked by approximate percentage of total in-place underwritten base rent.
2.   Reflects in-place base rent.
3.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.
4.   The VNU Marketing Information, Inc. ("VNU") space is subleased to Thacher
     Profitt & Wood LLP. VNU remains fully obligated under the terms of its lease.
5.   34,093 square feet expires 11/30/2008.
6.   25,201 square feet expires 6/29/2012.
7.   33,825 square feet expires 7/31/2010.
8.   321 square feet of storage space expires 1/31/2005.
9.   Based on in-place underwritten base rental revenues.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       15

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

11 WEST 42ND STREET (CONT.)

Appraised Value:                   $280,000,000 (as of 9/1/2004)

Cut-Off Date LTV:                  57.1%

U/W NCF(1):                        $15,224,808

Cut-Off Date U/W DSCR(2):          1.35x

Ownership Interest:                Fee

Reserves:                          On-going tax, insurance and replacement
                                   reserves. Upfront reserves of $2,998,746 for
                                   unfunded tenant allowances and $6,000,000 for
                                   upcoming tenant improvements and leasing
                                   commissions. Monthly TI/LC reserves from
                                   January 2008 - May 2011.

Lockbox:                           Hard

Prepayment/Defeasance:             Defeasance beginning two years after
                                   securitization. Prepayment without penalty
                                   permitted three months prior to Maturity
                                   Date.

Mezzanine Debt:                    $40,000,000 outstanding portion of
                                   $48,500,000 Mezzanine Loan (the unfunded
                                   $8,500,000 liquidity facility portion
                                   available for funding during the term of the
                                   Mezzanine Loan for any debt service and/or
                                   operating expense shortfalls) which is
                                   subject to an intercreditor agreement which
                                   complies with rating agency guidelines.

---------------------------
1.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $19,643,571.
2.   Calculated based on in-place underwritten net cashflow and the average debt service payment during the amortization term. Underwritten DSCR based on projected underwritten net cashflow is 1.74x.
--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       15

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MALL DEL NORTE

Shadow Rating(1):                  BBB-/Baa3

Purpose:                           Acquisition

Cut-Off Date Balance:              $113,400,000

Loan Per Square Foot(2):           $166

Interest Rate:                     5.040%

Maturity Date:                     12/1/2014

Term to Maturity:                  10 years

Amortization:                      Interest Only

Sponsor:                           CBL & Associates Properties, Inc. ("CBL")

Property:                          Regional mall comprised of 1,205,958 square
                                   feet(3) of gross leasable area

Property Manager:                  CBL & Associates Management, Inc., an
                                   affiliate of the Mall Del Norte Borrower

Location:                          Laredo, TX

Year Built:                        1977, 1993; last renovated in 2004

In-Line Sales/SF(4):               $379

In-Line Cost of Occupancy(5):      10.7%

Anchors(6):                        Dillard's (153,673 square feet; credit rating
                                   of BB/B2), Foley's/Foley's Home Store
                                   (146,725 square feet; credit rating of
                                   BBB/Baa2), Sears (125,758 square feet; credit
                                   rating of BBB/Baa2), JCPenney (122,716 square
                                   feet, credit rating of BB+/Ba2), Mervyn's
                                   (77,500 square feet), Beall's (37,293 square
                                   feet)

Anchor Sales(7):                   Dillard's ($32.1 million), Foley's/Foley's
                                   Home Store ($30.1 million), Sears ($28.1
                                   million), JCPenney ($19.2 million), Mervyn's
                                   ($13.6 million), Beall's ($8.3 million)

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cash flows to the LB-UBS
     2005-C1 Trust.
2.   Based on 683,493 square feet of collateral space.
3.   Collateral consists of 683,493 square feet.
4.   In-line sales are based on a sales report provided by the Borrower for the
     12 months ending 8/31/2004.
5.   Based on an occupancy cost report provider by the Borrower for the 12 months ending 8/31/2003.
6.   Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the lease or REA.
     Dillard's, Sears and JCPenney own their pads and improvements, therefore their pads and improvements are not part of the collateral.
7.   Anchor sales for Dillard's, Sears and JCPenney are estimates as reported by the Borrower for the year ending 12/31/2003. Anchor sales for
     Foley's/Foley's Home Store, Mervyn's and Beall's are based on a sales report provided by the Borrower for the 12 months ending 8/31/2004.
--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                                [LEHMAN BROTHERS LOGO]
                                       17

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

MALL DEL NORTE (CONT.)

                                                                                    % Projected
Top Five In-Line/Major Tenants:   Tenant                           Square Feet       Base Rent    2004 Sales psf(1)  Lease End Date
                                  ------                           -----------       ---------    -----------------  --------------

                                  Joe Brand                          29,413             2.5%            $422            3/31/2008
                                  Woolworth's Triplex(2)             22,847             1.3%            N/A             1/31/2008
                                  Lane Bryant(3)                     18,015             2.8%            $274            1/31/2009
                                  Gap/Gap Body/Gap Kids              13,590             3.3%            N/A             1/31/2006
                                  Luby's Cafeteria                   10,024             0.7%            $240           12/31/2007

Overall Occupancy(4):             87.9%

Appraised Value:                  $174,000,000 (as of 11/1/2004)

Cut-Off Date LTV:                 65.2%

U/W NCF(5):                       $12,605,888

Cut-Off Date U/W DSCR(6):         2.21x

Ownership Interest:               Fee

Reserves:                         Monthly reserves for real estate taxes and insurance will only be collected on a monthly basis following certain trigger events. Monthly reserves for tenant improvements, leasing commissions and capital expenditures will only be collected on a monthly basis following certain trigger events. Once triggered, collections of tenant improvement, leasing commission and capital expenditure reserves will be capped at two years.

Lockbox:                          Hard

Prepayment:                       Defeasance beginning two years after securitization. Prepayment without penalty permitted three months prior to Maturity Date.

Additional Collateral:            The Borrower delivered a letter of credit in the amount of $4,181,000 as additional collateral for the Loan. Provided that no default exists under the Loan, the letter of credit will be reduced or released upon the property achieving a certain minimum rent.

---------------------------
1.   In-line sales are based on a sales report provided by the Borrower for the
     12 months ending 8/31/2004.
2.   The tenant on the lease is FW Woolworth. The tenant has subleased the space to Kids Footlocker, Lady Footlocker and Burger King.
3.   Lane Bryant subleases a portion of its space to New York and Company.
4.   The overall occupancy percentage is based on the projected underwritten occupancy. In-line occupancy percentage based on the projected underwritten occupancy is 90.5%. Current overall occupancy based on executed leases is
     86.2% and current in-line occupancy based on executed leases is 84.8%.
5.   Based on the projected underwritten net cash flow which includes projected income from potential leases. The current underwritten net cash flow is
     $12,204,158.
6.   Based on the projected underwritten net cash flow and interest only payments based on an interest rate of 5.040% calculated on a 30/360 basis.
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                                                      SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO(1)

Shadow Rating(2):                 BBB-/Baa3

Purpose:                          Acquisition

Cut-Off Date Balance:             $85,000,000

Loan Per Square Foot(3):          $106

Interest Rate:                    4.910%

Maturity Date:                    1/11/2012

Term to Maturity:                 7 years

Amortization:                     Interest Only

Sponsor:                          Macquarie DDR Trust

Property:                         The portfolio is comprised of four
                                  power centers/community centers
                                  with an aggregate of 1,891,778
                                  square feet of total space, of
                                  which approximately 799,898 square
                                  feet are collateral and 136,715
                                  square feet are subject to ground
                                  leases.

Property Manager:                 Developers Diversified Realty Corporation

Location:                         Aurora, CO; Irving, TX; Lewisville, TX;
                                  Columbia, SC

Years Built:                      1990-2002

U/W Overall Occupancy(4):         94.9% (as of 12/3/2004)

---------------------------
1.   The loan is structured as a single note secured by four power centers/community centers.
2.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through BBB-/Baa3 cash flows to the LB-UBS
     2005-C1 Trust.
3.   Based on 799,898 square feet of collateral space.
4.   Calculated as a weighted average physical occupancy based on the allocated loan balances as of the rent roll dated 12/3/2004. Collateral physical occupancy is 93.4%. The overall occupancy based on tenant spaces leased including master leased space, and unexecuted leases for expansion, and relocation space is 99.9% based on allocated loan amounts and based on gross square footage. The overall collateral is 100% leased and includes master leased space and unexecuted leases for expansion and relocation space. DDR is responsible for paying any shortfall with respect to unexecuted leases.
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                                                      SIGNIFICANT MORTGAGE LOANS

MACQUARIE DDR PORTFOLIO (CONT.)

Major Tenants:                    The portfolio is shadow anchored by tenants including Wal-mart, Garden Ridge, Home Depot and Sam's
                                  Club(1). The portfolio includes 106 tenants and no tenant represents more than 10.0% of the total base rent.

                                  Tenant                      Square Feet            Lease End Date
                                  ------                      -----------            --------------
                                  Kohl's(2)                      86,500                 1/31/2021
                                  Marquee Cinemas(3)             77,581                 9/30/2018
                                  Petsmart (4)                   63,294                 9/30/2009
                                  Academy Sports(3)              61,417                 7/31/2016
                                  Best Buy(3)                    46,039                 1/31/2010

Appraised Value(5)                $143,900,000

Cut-Off Date LTV:                 59.1%

U/W NCF(6):                       $10,266,843

Cut-Off Date U/W DSCR(6) (7):     2.46x

Ownership Interest:               Fee

Release of Properties:            Yes

Substitution of Properties:       Yes

Reserves:                         Monthly reserves for real estate taxes, insurance, replacement reserves and TI/LC's will only be required following an event of default.

Lockbox:                          Hard

Prepayment:                       The Loan will be locked out for thirteen months, followed by a period of twelve months during which up to 50% of the original principal balance of the loan may be prepaid with yield maintenance, followed by a period of 53 months during which, at the borrower's election, the loan may be defeased in whole or in part and/or prepaid in an amount up to 50% of the original principal balance of the loan (in the aggregate) when combined with any prior amount prepaid with yield maintenance. Prepayment without penalty allowed six months prior to Maturity Date.

---------------------------
1.   The anchors own their pads and improvements and therefore, such pads and improvements are excluded from the collateral. Wal-Mart is located at
     MacArthur Marketplace (219,000 square feet) and Pioneer Hills (225,000 square feet). Garden Ridge is located at Lakepointe Crossing and the tenant is currently in bankruptcy. Home Depot is located at Pioneer Hills and
     Sam's Club is located at MacArthur Marketplace.
2.   Kohl's is located at MacArthur Marketplace and its pad is subject to a ground lease, therefore the improvements are owned by the anchor and are not part of the collateral.
3.   Marquee Cinemas is located at MacArthur Marketplace. Academy Sports and
     Best Buy are located at Lakepointe Crossing.
4.   The lease end date reflects the expiration date for the 25,631 square foot location at Lakepointe. Petsmart is also located at MacArthur Marketplace
     (18,856 square feet, lease end date of 1/31/2018) and Pioneer Hills (18,807 square feet, lease end date of 10/31/2017).
5.   Represents the aggregate appraised value: $36,500,000 (Harbison Court) as of 1/1/2005; $42,900,000 (Lakepointe Crossing) as of 9/30/2004; $33,000,000
     (MacArthur Marketplace) as of 9/30/2004; and $31,500,000 (Pioneer Hills) as
     of 9/30/2004.
6.   U/W Net Cash Flow and U/W NCF DSCR were calculated including income from master leases to DDR and projected income from unexecuted leases for expansion and relocation space. DDR is responsible for paying any shortfall with respect to unexecuted leases.
7.   Based on interest only payments based on an interest rate of 4.910%, calculated on a 30/360 basis.
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                                                      SIGNIFICANT MORTGAGE LOANS

IBM GAITHERSBURG

Shadow Rating(1):                 A+/A1

Purpose:                          Acquisition

Cut-Off Date Balance:             $46,400,000

Loan Per Square Foot:             $118

Interest Rate:                    4.6175%

Maturity Date:                    11/11/2011

Term to Maturity:                 7 years

Amortization:                     Interest only

Sponsor:                          Wells Real Estate Investment Trust II, Inc.

Property:                         Two-story Class A/B suburban office building
                                  with 393,000 square feet of net rentable area
                                  including a high technology data center and
                                  on-site surface parking with approximately
                                  1,358 spaces.

Property Manager:                 International Business Machines Corporation
                                  ("IBM"), the tenant

Location:                         Gaithersburg, Maryland

Year Built:                       1986

Occupancy:                        100% (as of 12/1/2004)

                                                                Approx. % of                                        Ratings
Major Tenants:                    Tenant        Square Feet       Base Rent     Rent PSF(2)    Lease End Date    S&P/Moody's(3)
                                  ------        -----------       ---------     -----------    --------------    --------------

                                  IBM             393,000            100%          $14.35       3/31/2016           A+/A1

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa through A+/A1 cashflows to the LB-UBS
     2005-C1 Trust.
2.   Reflects in-place base rent.
3.   Credit ratings reflect tenant company.
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                                                      SIGNIFICANT MORTGAGE LOANS

IBM GAITHERSBURG (CONT.)

Appraised Value:                  $82,000,000  (as of 10/11/2004)

Cut-Off Date LTV:                 56.6%

U/W NCF:                          $6,571,682

Cut-Off Date U/W DSCR(1):         3.03x

Ownership Interest:               Fee

Reserves:                         Springing reserves for taxes, insurance and
                                  CapEx costs.

Lockbox:                          Springing

Prepayment/Defeasance:            Defeasance permitted two years after
                                  securitization. Prepayment without penalty
                                  permitted three months prior to Maturity Date.

Release:                          An unimproved open-surface parking parcel is
                                  subject to release as long as substitute
                                  parking for 492 spaces has been provided.

---------------------------
1.   Calculated based on underwritten net cashflow and interest rate calculated on actual/360 day basis.
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                                                      SIGNIFICANT MORTGAGE LOANS

UNITED STATES DISTRICT COURTHOUSE

Shadow Rating(1):                 AAA/Aaa

Purpose:                          Refinance

Cut-Off Date Balance:             $22,000,000

Loan Per Square Foot:             $470

Interest Rate:                    5.280%

Maturity Date:                    9/11/2019

Term to Maturity:                 14.67 years (Fully Amortizing)

Amortization:                     14.67 years (Fully Amortizing)

Sponsors:                         Michael P. Ibe, Western Devcon, Inc.

Property:                         Two story federal courthouse building
                                  containing approximately 46,813 square feet.

Property Manager:                 Western Devcon, Inc.

Location:                         El Centro, CA

Year Built:                       2004

Occupancy:                        100% (as of 10/22/2004)

Major Tenant:                                                                       Approx. % of                      Lease
                                  Tenant                             Square Feet      Base Rent    Rent PSF (2)      End Date
                                  ------                             -----------      ---------    ------------      --------

                                  General Services Administration
                                  (U.S. Government) (3)                   46,813         100%         $61.11         9/30/2019

---------------------------
1.   S&P and Moody's have indicated to the Depositor that the loan proceeds are expected to contribute AAA/Aaa cash flows to the LB-UBS 2005-C1 Trust.
2.   Reflects in-place base rent plus amortization of tenant improvements equal to $15.25 per square foot.
3.   The GSA lease is 15 years at a flat rent, with a 15-year term. Landlord is responsible for all operating and building expenses. In lieu of operating expense reimbursement, GSA pays a CPI increase on a negotiated base amount
     ($671,113) plus increases in real estate taxes. Annually, CPI will be applied to this amount and paid as additional rent. The base amount compounds by CPI for subsequent year calculations.
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                                                      SIGNIFICANT MORTGAGE LOANS

UNITED STATES DISTRICT COURTHOUSE (CONT.)

Appraised Value:                  $26,200,000 (as of 11/19/2004)

Cut-Off Date LTV:                 84.0%

U/W NCF:                          $2,299,423

Cut-Off Date U/W DSCR(1):         1.07x

Ownership Interest:               Fee

Reserves:                         On-going for taxes and insurance.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  permitted six months prior to Maturity Date.

---------------------------
1.   Calculated based on an actual debt constant of 9.810%.
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                                                      SIGNIFICANT MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------------------------
                                          OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS
---------------------------------------------------------------------------------------------------------------------------------
                                                              CUT-OFF DATE          PERCENT OF INITIAL        U/W
NAME                                      PROPERTY TYPE          BALANCE          MORTGAGE POOL BALANCE     DSCR(1)       LTV(2)
---------------------------------------------------------------------------------------------------------------------------------

2100 Kalakaua Avenue                     Anchored Retail       $130,000,000               8.2%               1.30x         71.4%
---------------------------------------------------------------------------------------------------------------------------------
Wilshire Rodeo Plaza Loans(3)            Office / Retail        112,700,000               7.1                1.59          72.6
---------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(4)                         Multifamily           95,000,000               6.0                1.20          79.5
---------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio II(5)                 Self-Storage          90,000,000               5.7                1.54          67.1
---------------------------------------------------------------------------------------------------------------------------------
The Courtyard Marriott Midtown East           Hotel              44,933,103               2.8                1.75          56.9
---------------------------------------------------------------------------------------------------------------------------------
Concord Portfolio                          Multifamily           41,000,000               2.6                1.42          66.7
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         -              $513,633,103               32.5%              1.44x         70.8%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   Calculated based on underwritten net cashflow, and debt service constant or interest rate, as applicable.
2.   Calculated based on Cut-Off Date Balance and the related or estimated appraised value.
3.   The Wilshire Rodeo Plaza Loans are two cross-collateralized and cross-defaulted mortgage loans on the entire Property. The amount of the
     Wilshire Rodeo Plaza Office Loan is $74,700,000 and the amount of the
     Wilshire Rodeo Plaza Retail Loan is $38,000,000.
4.   The Lembi Portfolio is secured by five cross-collateralized and cross-defaulted mortgage loans on 14 multifamily and commercial properties.
5.   The U-Store-It Portfolio II consists of 21 self-storage properties.
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                                                      SIGNIFICANT MORTGAGE LOANS

2100 KALAKAUA AVENUE

Purpose:                          Acquisition

Cut-Off Date Balance:             $130,000,000

Loan Per Square Foot:             $1,350

Interest Rate:                    5.800%

Maturity Date:                    12/11/2014

Term to Maturity:                 10 years

Amortization:                     Interest Only

Sponsors:                         Melvin Heller and Robert Siegel

Property:                         Nine three-story townhouse-style luxury-retail
                                  boutique buildings aggregating 96,271(1)
                                  square feet of gross leasable area

Property Manager:                 CB Richard Ellis Hawaii, Inc.

Location:                         Honolulu, HI

Year Built:                       2002

Occupancy(2):                     70.8% (as of 11/30/2004)

Tenants(3):                       Gucci (18,761 square feet, lease expiration
                                  11/30/2027, credit ratings of BBB-/NR); Chanel
                                  (18,744 square feet, lease expiration
                                  10/31/2027); Tiffany & Co. (11,226 square
                                  feet, lease expiration 10/31/2017, credit
                                  ratings of NR/Baa2); Coach (7,240 square feet,
                                  lease expiration 1/31/2019); Tod's (4,991
                                  square feet, lease expiration 11/30/2014);
                                  Yves Saint Laurent (7,240 square feet, lease
                                  expiration 11/30/2027, credit ratings of
                                  BBB-/NR)

---------------------------
1.   Property consists of 64,238 square feet of first and second floor retail space and 32,033 square feet of third floor office and storage space.
2.   Reflects physical occupancy. Occupancy is projected to increase to 89.1%
     based on assumed execution of a draft lease for 3,225 square feet of space and projected lease-up of 14,335 square feet of additional space.
3.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.
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                                                      SIGNIFICANT MORTGAGE LOANS

2100 KALAKAUA AVENUE (CONT.)

Tenant Sales(1):                  Gucci ($19.4 million); Chanel ($29.6 million);
                                  Tiffany & Co. ($20.2 million); Coach (NA);
                                  Tod's ($4.1 million); Yves Saint Laurent ($3.2
                                  million)

Appraised Value:                  $182,000,000 (as of 10/6/2004)

Cut-Off Date LTV:                 71.4%

U/W NCF(2):                       $9,911,837

Cut-Off Date U/W DSCR(3):         1.30x

Ownership Interest:               Fee

Reserves:                         On-going for taxes and insurance. $7,000,000
                                  CapEx guaranty from Sponsors. In addition,
                                  Sponsors provide a $3.6 million guaranty for
                                  future TI costs owed to certain existing
                                  tenants.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance permitted two years after
                                  securitization. Prepayment without penalty
                                  permitted three months prior to Maturity Date.

Mezzanine Debt:                   $15,000,000 mezzanine loan is co-terminus with
                                  the first mortgage and is subject to an
                                  intercreditor agreement which generally
                                  complies with rating agency guidelines.

---------------------------
1.   Tenant sales for the trailing twelve months ending 9/2004 (except for Yves
     Saint Laurent which are for the ten months ending 7/2004) generated from a
     Borrower provided sales report. Coach sales not available as store opened in mid-November 2003.
2.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on certain lease-up assumptions applied to vacant square feet is $12,569,890.
3.   Calculated based on in-place underwritten net cashflow and interest only payments based on an interest rate of 5.800% calculated on actual/360 day basis. Underwritten DSCR based on projected underwritten net cashflow is
     1.64x.
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                                                      SIGNIFICANT MORTGAGE LOANS

WILSHIRE RODEO PLAZA LOANS(1)

Purpose:                          Acquisition

Cut-Off Date Balance:             $112,700,000

Loan Per Square Foot:             $425

Interest Rate:                    5.276%

Maturity Date:                    04/11/2014

Term to Maturity:                 9.33 years

Amortization:                     Interest only

Sponsor:                          Broadway Real Estate Partners, LLC

Property:                         Class A office/retail property comprised of
                                  two buildings aggregating 265,000 square feet
                                  (208,145 square feet of office space and
                                  56,855 square feet of retail space) and a
                                  484-space, 4-level below-grade parking garage.

Property Manager:                 Broadway Real Estate Services, LLC

Location:                         Beverly Hills, California

Year Built:                       The Wilshire Building: 1935, renovated 1987;
                                  The Rodeo Building: 1984

Occupancy(2):                     98.0% (as of 12/8/2004)

---------------------------
1.   The Wilshire Rodeo Plaza Loans are two cross-collateralized and cross-defaulted mortgage loans on the entire Property. The amount of the
     Wilshire Rodeo Plaza Office loan is $74,700,000 and the amount of the
     Wilshire Rodeo Plaza Retail loan is $38,000,000.
2.   Weighted average based on loan amounts and office occupancy of 97.0% and retail occupancy of 100.0%.
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                                                      SIGNIFICANT MORTGAGE LOANS

WILSHIRE RODEO PLAZA LOANS (CONT.)

Major Office Tenants(1):                                                        Approx. %                  Lease         Ratings
                                  Tenant                         Square Feet   of Base Rent  Rent PSF(2)  End Date    S&P/Moody's(3)
                                  ------                         -----------   ------------  -----------  --------    --------------

                                  UBS Financial Services, Inc.       71,295        39.8%       $41.40     2/7/2015       AA+/Aa2
                                  United Talent Agency, Inc.         62,561        32.4%       $43.14    2/28/2011(4)      NR
                                  Merrill Lynch                      37,014        15.7%       $26.26    2/28/2015       A+/Aa3

Retail Tenants(3):                Niketown (34,090(6) square feet, lease expiration 8/31/2011, credit ratings of A/A2); Burberry
                                  (10,777(7) square feet, lease expiration 9/30/2016); St. John Knits (11,988 square feet, lease expiration 10/14/2013)

Retail Tenant Sales(5):           NAV, retail tenants not required to report sales.

Office Rollover Schedule:
                                                  Approximate      As %     Cumulative % of  Approximate   As % of      Cumulative %
                                                    Expiring     of Total        Total      Expiring Base Total Base     of Total
                                        Year       Square Feet  Square Feet   Square Feet     Revenues(8) Revenues(8)  Base Revenues
                                        ----       -----------  -----------   -----------     ----------- -----------  -------------
                                        2005               0         0.0%         0.0%               $0        0.0         0.0%
                                        2006          17,386         8.4          8.4%          630,941        7.3         7.3%
                                        2007               0         0.0          8.4%                0        0.0         7.3%
                                        2008               0         0.0          8.4%                0        0.0         7.3%
                                        2009               0         0.0          8.4%                0        0.0         7.3%
                                        2010           6,651         3.2         11.5%          259,056        3.0        10.4%
                                        2011          60,650        29.1         40.7%        2,710,370       31.6        41.9%
                                        2012           6,333         3.0         43.7%          218,868        2.5        44.5%
                                        2013               0         0.0         43.7%                0        0.0        44.5%
                                        2014               0         0.0         43.7%                0        0.0        44.5%
                                  2015 and beyond    110,888        53.3         97.0%        4,771,412       55.5       100.0%
                                       Vacant          6,237         3.0        100.0%            -            -           -
                                  ---------------    -------       ------       -----        ----------      ------      ------
                                       Total         208,145       100.0%                    $8,590,649      100.0%

---------------------------
1.   Ranked by approximate percentage of total underwritten base rent for office space.
2.   Reflects in-place base rent.
3.   Credit ratings may reflect the rating of the parent company even though the parent company may have no obligations under the related lease.
4.   1,911 square feet expires 2/28/2006.
5.   NAV means not available.
6.   Niketown square feet includes 15,238 square feet of storage space.
7.   Burberry also has 250 square feet of storage space in the office unit.
8.   Based on underwritten base rental revenues of office space.
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                                                      SIGNIFICANT MORTGAGE LOANS

WILSHIRE RODEO PLAZA LOANS (CONT.)

Appraised Value(1):               $155,400,000 (as of 11/10/2004)

Cut-Off Date LTV:                 72.6%(2)

U/W NCF:                          $9,614,481

Cut-Off Date U/W DSCR(3):         1.59x(4)

Ownership Interest:               Fee(5)

Reserves:                         On-going tax, insurance, and replacement
                                  reserves. Upfront reserves of $464,806 for
                                  unfunded TI/LCs, $1,223,147 for rent abatement
                                  reserve, $132,506 required repairs reserve,
                                  and $3,200,000 for rollover reserve for United
                                  Talent Agency space. Future rollover reserves
                                  upon non-renewal of specified tenant leases.
                                  Lease termination payments reserved, as
                                  applicable.

Lockbox:                          Hard

Prepayment/Defeasance:            Defeasance permitted two years after
                                  securitization. Prepayment without penalty
                                  permitted three months prior to Maturity Date.

Partial Release:                  Upon finalization of split into condominium
                                  units and sale of retail condominium portion
                                  to a third-party purchaser, the retail loan
                                  and retail unit will be released from the
                                  cross-collateralization subject to certain
                                  terms and conditions pursuant to the loan
                                  documents.

Mezzanine Debt:                   Right to incur mezzanine debt subject to
                                  certain conditions including combined DSCR
                                  including mezzanine debt not less than 1.40x
                                  and subject to an intercreditor agreement
                                  which complies with rating agency guidelines.

---------------------------
1.   Based on values of $101,100,000 for office and $54,300,000 for retail assuming conversion to condominium units. As-is value for entire property is $155,000,000 as of 11/10/2004.
2.   Weighted average based on loan amounts and office LTV of 73.9% and retail
     LTV of 70.0%.
3.   Calculated based on projected underwritten net cashflow and interest rate calculated on actual/360 day basis.
4.   Weighted average based on loan amounts and office underwritten debt service coverage ratio of 1.67x and retail underwritten debt service coverage ratio of 1.44x.
5.   The Borrower has the right to create an office and garage condominium unit and a retail condominium unit as contemplated pursuant to the loan documents.
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                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO(1)

Purpose:                          Refinance

Cut-Off Date Balance:             $95,000,000

Loan Per Unit(2):                 $217,391

Interest Rate:                    6.080%

Maturity Date:                    12/11/2009

Term to Maturity:                 5 years

Amortization:                     Interest Only

Sponsors:                         Frank E. Lembi, Walter R. Lembi, Olga Lembi
                                  Residual Trust, and Billie Z. Salevouris

Property:                         The portfolio is comprised of five loans
                                  consisting of fourteen multifamily and
                                  commercial properties. There are a total of
                                  437 units including 24 commercial units. The
                                  multifamily unit mix is comprised of 116
                                  studio units, 259 one-bedroom units, and 31
                                  two-bedroom units, 6 three-bedroom units, and
                                  1 four-bedroom unit.

Property Manager:                 Self-managed by Borrowers

Location:                         San Francisco and Burlingame, CA

Years Built:                      From 1906-1980 with renovations as units turn
                                  over

Overall Occupancy(3):             95.2% (as of 12/6/2004)

---------------------------
1.   The Lembi Portfolio consists of five cross-collateralized and cross-defaulted loans: LSL Property Holdings II, LLC ($48,950,000, six properties), LSL Property Holdings IV, LLC ($18,700,000, two properties),
     FEL Properties II, LLC ($16,650,000, four properties), FEL-WRL Properties
     II, LLC ($1,800,000, one property), 950 II, LLC ($8,900,000, one property).
2.   Includes commercial units.
3.   As of 12/6/2004 and calculated as a weighted average based on allocated loan balance, and includes commercial units.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO (CONT.)

Appraised Value:                  $120,300,000 (as of 11/19/2004)

Cut-Off Date LTV (1):             79.5%

U/W NCF:                          $7,030,930

Cut-Off Date U/W DSCR (1)(2):     1.20x

Ownership Interest:               Fee

Release of Properties:            Yes

Reserves:                         On-going for taxes, insurance, and CapEx.

Lockbox:                          Hard(4)

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  allowed three months prior to Maturity Date.

Mezzanine Debt:                   $5,000,000 full-recourse mezzanine financing
                                  which is co-terminus with the first mortgage
                                  and is subject to an intercreditor agreement
                                  that generally complies with rating agency
                                  guidelines.

Recourse (3):                     Combined with the mezzanine debt of
                                  $5,000,000, the total loan amount is
                                  $100,000,000. The loans are initially 100%
                                  full recourse to the borrower and its
                                  sponsors. The recourse on $90,000,000 of the
                                  first mortgages is to be released when the
                                  entire $100,000,000 (first mortgage and
                                  mezzanine) loan amount achieves a debt service
                                  coverage ratio of at least 1.20x based on the
                                  trailing 12-month underwritten net cash flow,
                                  a 30-year amortization schedule and the actual
                                  interest rate. $5,000,000 of the first
                                  mortgage loan is full recourse throughout the
                                  term of the loan.

---------------------------
1.   As of the Cut-Off Date and calculated as a weighted average based on allocated loan balances.
2.   Calculated as a weighted average and based on interest only payments based on an interest rate of 6.08% calculated on an actual/360 basis.
3.   A non-consolidation opinion was not obtained for the Lembi Portfolio loan because the loan is fully recourse to the principals until certain conditions are satisfied.
4.   Multifamily and commercial rents are collected by the related borrowers and deposited into a lockbox account pledged to lender.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO II

Purpose:                          Refinance

Cut-Off Date Balance:             $90,000,000

Loan Per Square Foot:             $56

Interest Rate:                    5.190%

Maturity Date:                    5/11/2010

Term to Maturity:                 5.5 years

Amortization(1):                  27 years

Sponsor:                          U-Store-It Trust

Property:                         Portfolio of 21 self-storage facilities with
                                  an aggregate of 14,452 units containing
                                  approximately 1,613,340 square feet

Property Manager:                 YSI Management LLC

Location:                         Florida (4 properties), California (5
                                  properties), Ohio (3 properties), Georgia (2
                                  properties), Maryland (1 property), North
                                  Carolina (2 properties), Pennsylvania (1
                                  property), New York (1 property),
                                  Massachusetts (1 property) and New Jersey (1
                                  property)

Year Built:                       Various

Occupancy(2):                     86.3% (TTM through 9/30/2004)

---------------------------
1.   Interest only during first year.
2.   Weighted average based on allocated loan amounts.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

U-STORE-IT PORTFOLIO II (CONT.)

Appraised Value:                  $134,095,000 (as of 9/4/2004 through
                                  9/24/2004)

Cut-Off Date LTV(1):              67.1%

U/W NCF(2):                       $9,551,510

Cut-Off Date U/W DSCR(3):         1.54x

Ownership Interest:               Fee

Reserves:                         On-going for taxes and replacement reserves at
                                  $19,669 per month or following the release or
                                  substitution of a property, an amount based on
                                  $0.15 per square foot per annum. Insurance
                                  reserves not required so long as the
                                  properties are covered under the Sponsor's
                                  blanket insurance policy.

Lockbox:                          Springing

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  permitted three months prior to Maturity Date.

Release of Properties:            Yes

Substitution of Properties:       Permitted up to one-third of the original
                                  principal amount

---------------------------
1.   Calculated based on the aggregate of the appraised values for the 21 properties securing the loan.
2.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow of $10,174,353 is based on an assumption of an increase in the weighted average occupancy.
3.   Calculated based on in-place underwritten net cashflow and annual debt constant of 6.893% commencing year two. Underwritten DSCR based on projected underwritten net cashflow is 1.64x.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

THE COURTYARD MARRIOTT MIDTOWN EAST

Purpose:                          Acquisition

Cut-Off Date Balance:             $44,933,103

Loan Per Room:                    $146,362

Interest Rate:                    5.195%

Maturity Date:                    12/11/2009

Term to Maturity:                 5 years

Amortization:                     25 years

Sponsor:                          DiamondRock Hospitality Company

Property:                         307-room hotel, one of four condominium units
                                  in a 31-story building, conveniently located
                                  in Midtown Manhattan in proximity to major
                                  attractions such as Rockefeller Center, the
                                  United Nations, Central Park, and boutique
                                  shops on Fifth and Madison Avenues.

Property Manager:                 Courtyard Management Corporation, an affiliate
                                  of Marriott International, Inc.

Location:                         New York, NY

Year Built:                       1966; renovated in 1998, 2001

Occupancy(1):                     88.0%

ADR(1):                           $182.54

RevPAR(1):                        $160.61

---------------------------
1.   For the trailing twelve months ending 9/10/2004.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

THE COURTYARD MARRIOTT MIDTOWN EAST (CONT.)

Appraised Value:                  $78,900,000 (as of 10/28/2004)

Cut-off Date LTV:                 56.9%

U/W NCF(1):                       $5,625,063

Cut-off Date U/W DSCR(2):         1.75x

Ownership Interest:               Fee (condominium)

Reserves:                         Springing for taxes, insurance, other
                                  (condominium) charges and FF&E are based upon
                                  DSCR falling below 1.15x. Upfront FF&E reserve
                                  of $4.5 million.

Lockbox:                          Borrower deposits revenues into a
                                  lender-controlled account.

Prepayment:                       Defeasance permitted three years after note
                                  date. Prepayment without penalty permitted
                                  three months prior to Maturity Date.

---------------------------
1.   Reflects in-place underwritten net cashflow. Projected underwritten net cashflow based on assumption of increase in ADR is $5,949,758.
2.   Calculated based on in-place underwritten net cashflow and annual debt constant of 7.152%. Underwritten DSCR based on projected underwritten net cashflow is 1.85x.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

CONCORD PORTFOLIO

Purpose:                          Refinance

Cut-Off Date Balance:             $41,000,000

Loan Per Unit:                    $48,122

Interest Rate:                    5.905%

Maturity Date:                    1/11/2015

Term to Maturity:                 10 years

Amortization:                     30 years

Sponsor:                          American Opportunity For Housing Inc. ("AOH")

Property:                         The portfolio is comprised of three properties
                                  totaling 852 units. There are a total of 384
                                  one-bedroom units, 432 two-bedroom units, and
                                  36 three-bedroom units. The units average
                                  1,003 square feet for one-bedroom units, 1,322
                                  square feet for two-bedroom units, and 1,647
                                  square feet for three-bedroom units.

Property Manager:                 The Lynd Company, a third party manager

Location:                         Houston, TX

Years Built:                      2001-2003

Overall Occupancy(1):             96.5% (as of 8/31/2004)

--------------------------
1    Calculated as a weighted average based on the allocated loan balances as of the rent roll dated 8/31/2004.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

CONCORD PORTFOLIO (CONT.)

Appraised Value:                  $61,450,000 (as of 9/01/04-9/08/04)

Cut-Off Date LTV:                 66.7%

U/W NCF(1):                       $4,142,380

Cut-Off Date U/W DSCR(1) (2):     1.42x

Ownership Interest:               Fee Simple

Release of Properties:            No

Reserves:                         On-going for insurance and CapEx.

Lockbox:                          Springing

Prepayment/Defeasance:            Defeasance beginning two years after
                                  securitization. Prepayment without penalty
                                  allowed three months prior to Maturity Date.

Mezzanine Debt:                   $13,425,000 mezzanine financing, which is
                                  co-terminus with the first mortgage and is
                                  subject to an intercreditor agreement that
                                  generally complies with rating agency
                                  guidelines.

---------------------------
1.   Calculated taking into account the Borrowers' and the sole member of the
     Borrowers' exclusion from ad valorem real estate taxes and assessments in accordance with the Texas Property Tax Code. In the event of a foreclosure or other transfer of the mortgaged property, such mortgaged property will no longer be exempt from ad valorem real estate taxes and assessments in accordance with the Texas Property Tax Code. Without such exemption, the
     U/W Net Cash Flow and U/W NCF DSCR for the mortgaged property would be
     $2,973,426 and 1.02x, respectively.
2.   Calculated as a weighted average and based on an actual debt constant of
     7.121%.
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SIGNIFICANT MORTGAGE LOANS
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                                                      SIGNIFICANT MORTGAGE LOANS

TOP TEN LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                    TOP TEN LOAN CHARACTERISTICS
------------------------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF   CUT-OFF DATE   PERCENT OF INITIAL
NAME                                  PROPERTY TYPE     PROPERTIES    BALANCE     MORTGAGE POOL BALANCE  U/W DSCR  LTV   S&P/Moody's
------------------------------------------------------------------------------------------------------------------------------------

11 West 42nd Street                      Office              1      $160,000,000          10.1%            1.35x   57.1%   BBB/Baa3
------------------------------------------------------------------------------------------------------------------------------------
2100 Kalakaua Avenue                 Anchored Retail         1       130,000,000           8.2             1.30    71.4       NR
------------------------------------------------------------------------------------------------------------------------------------
Mall Del Norte                        Regional Mall          1       113,400,000           7.2             2.21    65.2    BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
Wilshire Rodeo Plaza Loans(1)        Office / Retail         2       112,700,000           7.1             1.59    72.6       NR
------------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(2)                     Multifamily          14        95,000,000           6.0             1.20    79.5       NR
------------------------------------------------------------------------------------------------------------------------------------
U-Store-It Portfolio II               Self-Storage          21        90,000,000           5.7             1.54    67.1       NR
------------------------------------------------------------------------------------------------------------------------------------
Macquarie DDR Portfolio              Anchored Retail         4        85,000,000           5.4             2.46    59.1   BBB-/Baa3
------------------------------------------------------------------------------------------------------------------------------------
IBM Gaithersburg                         Office              1        46,400,000           2.9             3.03    56.6     A+/A1
------------------------------------------------------------------------------------------------------------------------------------
The Courtyard Marriott Midtown East       Hotel              1        44,933,103           2.8             1.75    56.9       NR
------------------------------------------------------------------------------------------------------------------------------------
Concord Portfolio                      Multifamily           3        41,000,000           2.6             1.42    66.7       NR
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     -               49      $918,433,103          58.2%            1.69x   65.9%      -
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1.   The Wilshire Rodeo Plaza Loans are two cross-collateralized and cross-defaulted mortgage loans on the entire Property. The amount of the
     Wilshire Rodeo Plaza Office loan is $74,700,000 and the amount of the
     Wilshire Rodeo Plaza Retail loan is $38,000,000.
2.   The Lembi Portfolio consists of five cross-collateralized and cross-defaulted mortgage loans secured by 14 multifamily and commercial properties.
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                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o    Weighted average DSCR of 1.54x; weighted average Cut-Off Date LTV of 69.9%

o    The Significant Mortgage Loans discussed in this presentation have a weighted average DSCR of 1.68x and a weighted average Cut-Off Date LTV of
     66.3% and collectively represent 59.6% of the initial mortgage pool balance. The ten largest loans represent 58.2% of the initial mortgage pool balance.

o    Office, Regional Mall, Multifamily(1), Anchored Retail,
     Industrial/Warehouse and Investment Grade Loans comprise 83.4% of the initial mortgage pool balance

o    Geographically diversified with properties located in 26 states

o    Excluding the Investment Grade Loans, 88.1% of the loans have ongoing reserves for taxes or an investment grade tenant that is permitted to pay taxes directly; 82.2% of the loans have ongoing reserves for insurance or an investment grade tenant that is permitted to maintain insurance or self-insure; and 87.4% of the loans have ongoing reserves for replacements

o    97.3% of the initial mortgage pool balance have cash management systems

o    Established relationship between Lehman Brothers and UBS Investment
     Bank--this transaction marks the 30th overall transaction between Lehman
     Brothers and UBS Investment Bank since early 2000

---------------------------
1.   Multifamily component includes MHP properties representing 0.2% of the aggregate pool.
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                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information.
Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:

      NAME OF REPORT                                                     DESCRIPTION (INFORMATION PROVIDED)
------------------------------------------------------------------------------------------------------------------------------------

1     Distribution Date Statements                                       Principal and interest distributions, principal balances

2     Mortgage Loan Status Report                                        Portfolio stratifications

3     Comparative Financial Status Report                                Revenue, NOI, DSCR to the extent available

4     Delinquent Loan Status Report                                      Listing of delinquent Mortgage Loans

5     Historical Loan Modification & Corrected Mortgage Loan Report      Information on modified Mortgage Loans

6     Historical Liquidation Report                                      Net liquidation proceeds and realized losses

7     REO Status Report                                                  NOI and value of REO

8     Servicer Watch List                                                Listing of loans in jeopardy of becoming specially serviced

9     Loan Payoff Notification Report                                    Listing of loans that have given notice of intent to payoff

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                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE

DATE                                                  EVENT
-----------------------------------------------------------------------------------------------------------------

Week of January 24, 2005                              Structural & Collateral Term Sheets Available/
                                                      Presale Reports Available on Rating Agency Websites/
                                                      Road Shows/ Investor Calls/
                                                      Preliminary Prospectus Supplement Available
-----------------------------------------------------------------------------------------------------------------
Week of January 31, 2005                              Pricing
-----------------------------------------------------------------------------------------------------------------
Week of February 7, 2005                              Closing

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